SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[x]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             Bay State Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                             BAY STATE BANCORP, INC.
                               1299 Beacon Street
                         Brookline, Massachusetts 02446



                                  June 16, 2000



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Bay State Bancorp, Inc. The meeting will be held at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, on Thursday, July 27, 2000, at 2:00 p.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/  JOHN F. MURPHY
                                        John F. Murphy
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                             BAY STATE BANCORP, INC.
                               1299 Beacon Street
                         Brookline, Massachusetts 02446
                                 (617) 739-9500
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On July 27, 2000

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Bay State Bancorp, Inc. (the "Company") will be held at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, on Thursday, July 27, 2000, at 2:00 p.m., local time, for the following purposes:

     1.   To elect two directors to serve for a term of three years;

     2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the fiscal year ending March 31, 2001; and

     3. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only stockholders of record at the close of business on May 30, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/  JILL W. LACY
                                              Jill W. Lacy
                                              Corporate Secretary


Brookline, Massachusetts
June 16, 2000


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                             BAY STATE BANCORP, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 27, 2000

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bay State Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Bay State Federal Savings Bank ("Bay State Federal" or the "Bank"). The annual meeting will be held at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, on Thursday, July 27, 2000, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about June 16, 2000.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on May 30, 2000. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     As of the close of business on May 30, 2000, a total of 1,956,280 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of that limit.

Attending the Meeting

     If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Shatswell, MacLeod & Company, P.C. as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this matter.

Voting by Proxy

     The Company's Board of Directors requests that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of Shatswell, MacLeod & Company, P.C. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $4,250, inclusive of out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

Participants in Bay State Federal's ESOP and 401(a) Plan

     If you are a participant in the Bay State Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Company common stock through the Bank's 401(a) Plan, you will be receiving additional proxy cards. Through such additional proxy cards, you will be able to direct the trustees for the plans as to the manner in which shares of Company common stock allocated to your plan accounts are to be voted.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The following table provides information as of May 30, 2000, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                        Number of Shares     Percent of Common
Name and Address                                             Owned           Stock Outstanding
----------------                                        ----------------     -----------------

Bay State Federal Savings Bank                              202,818(1)            10.37%
  Employee Stock Ownership Plan and Trust
1299 Beacon Street
Brookline, Massachusetts 02446

Bay State Federal Savings Charitable Foundation             187,795(2)            9.60%
  (the "Foundation")
1299 Beacon Street
Brookline, Massachusetts 02446

First Financial Fund, Inc.                                  120,400(3)            6.15%
Gateway Center Three
100 Mulberry Street, 9th Floor
Newark, New Jersey 07102

Tontine Financial Partners, L.P.                            100,000(4)            5.11%
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
200 Park Avenue
Suite 3900
New York, New York  10166

----------
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of May 30, 2000, 61,512 shares have been allocated to participants' accounts and 141,306 shares remain unallocated under the ESOP.

(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on March 27, 1998. As mandated by the Office of Thrift Supervision, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(3) Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 15, 2000.

(4) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13D filed with the SEC and most recently amended on January 3, 2000.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of May 30, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                   Number of                Options            Percent of
                                                  Shares Owned            Exercisable         Common Stock
                 Name                         (Excluding Options)        Within 60 Days      Outstanding (1)
--------------------------------------        -------------------        --------------      ---------------
Robert B. Cleary .....................              5,340(2)                  2,171                   *
Michael O. Gilles ....................             16,707(3)                  4,437                1.08%
Leo F. Grace .........................             15,590(4)                  2,171                   *
Richard F. Hughes ....................              7,190(5)                  2,171                   *
Richard F. McBride ...................             24,603(6)                  2,171                1.37
Philip R. McNulty ....................              7,833(7)                  4,200                   *
John F. Murphy .......................             38,584(8)                 22,183                3.07
Denise M. Renaghan ...................             26,245(9)                 16,638                2.17
Kent T. Spellman .....................             56,120(10)                 2,171                2.98
Directors and executive officers
   as a group (9 persons) ............            198,212                    58,313               12.73

----------
* Less than 1% of shares outstanding
(1) Based on 1,956,280 shares of Company common stock outstanding and entitled to vote as of May 30, 2000, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2) Includes 3,472 shares of unvested restricted stock as to which Mr. Cleary exercises voting power, but not investment power.

(3) Includes 5,678 shares of unvested restricted stock as to which Mr. Gilles exercises voting power, but not investment power.

(4) Includes 3,472 shares of unvested restricted stock as to which Mr. Grace exercises voting power, but not investment power.

(5) Includes 200 shares held for the benefit of Mr. Hughes' grandchildren in which his son serves as trustee and 3,472 shares of unvested restricted stock as to which Mr. Hughes exercises voting power, but not investment power.

(6) Includes 9,013 shares held by Mr. McBride's spouse and 3,472 shares of unvested restricted stock as to which Mr. McBride exercises voting power, but not investment power.

(7) Includes 3,500 shares of unvested restricted stock as to which Mr. McNulty exercises voting power, but not investment power.

(8) Includes 195 shares held by Mr. Murphy's spouse's individual retirement account and 20,281 shares of unvested restricted stock as to which Mr. Murphy exercises voting power, but not investment power.

(9) Includes 13,309 shares of unvested restricted stock as to which Ms. Renaghan exercises voting power, but not investment power.

(10) Includes 10,000 shares held by Mr. Spellman's spouse, 1,780 shares held by a corporation in which Mr. Spellman is a principal owner and 3,472 shares of unvested restricted stock as to which Mr. Spellman exercises voting power, but not investment power.

--------------------------------------------------------------------------------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

     The two nominees proposed by the Board of Directors for election as director were unanimously chosen by the Nominating Committee of the Board of Directors. None of the nominees are being proposed according to an agreement or understanding between any of them and the Company.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. Five directors are independent and two directors are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Richard F. McBride and Denise M. Renaghan, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of both of the nominees.

     The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.


                                                   Year First
                                                     Elected          Term to
                                      Age (1)      Director (2)        Expire
                                     ---------    --------------     ----------

DIRECTOR NOMINEES

Richard F. McBride ............          72            1994             2003
Denise M. Renaghan ............          43            1997             2003

DIRECTORS CONTINUING IN OFFICE

Robert B. Cleary ..............          64            1987             2001
Leo F. Grace ..................          68            1997             2002
Richard F. Hughes .............          68            1997             2002
John F. Murphy ................          60            1975             2002
Kent T. Spellman ..............          51            1988             2001

----------
(1)  As of April 14, 2000.

(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below.

Director Nominees

     Richard F. McBride is the owner of H.R. McBride Realtor, located in Watertown, Massachusetts.

     Denise M. Renaghan joined the Bank in 1974 and has served in various positions before being named Executive Vice President and Chief Operating Officer in January 1997. Ms. Renaghan is a member of the Education Committee of America's Community Bankers, the Loan Committee of the Connecticut On-Line Computer Center, and the Massachusetts Mortgage Bankers Association. She is a past president and currently a member of the Financial Managers Society and is a past president of the Brookline Consortium for Community Housing.

Directors Continuing in Office

     Robert B. Cleary has been principal of the Robert Cleary Insurance Group, a provider of life, property and casualty insurance and financial planning, located in Boston, for more than forty years.

     Leo F. Grace was President, Chief Executive Officer and Chairman of the Board of Directors of Union Federal Savings Bank of Boston from 1968 until the merger of Union Federal with the Bank in February 1997. He served as a consultant to the Bank until February 21, 2000.

     Richard F.  Hughes is the  founder and  President  of Hughes &  Associates,
Inc., an organizational and management consulting firm located in Quincy, Massachusetts.

     John F. Murphy joined the Bank in 1961 and served in various positions until 1976, when he was named President and Chief Executive Officer of the Bank. In 1994, he was also named Treasurer of the Bank. In 1996, Mr. Murphy was elected Chairman of the Board of Directors. Mr. Murphy is a director of Connecticut On-Line Computer Center Trust and is a member of the Legislative, Secondary Market and Federal Home Loan Bank System Committees and the Government Affairs Council of the America's Community Bankers. He is a past president of the New England League of Savings Institutions and a former director of the Federal Home Loan Bank of Boston.

     Kent T. Spellman is founder and President of Telluride Clothing Co., Inc., a branded clothing wholesaler, located in Natick, Massachusetts. He is also a general partner of several partnerships holding commercial real estate.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company meets at least quarterly and may have additional meetings as needed. The Board of Directors of the Bank generally meets monthly and may have additional meetings as needed. During fiscal 2000, the Board of Directors of the Company held four meetings and the Board of Directors of the Bank held 12 meetings. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during fiscal 2000. The Board of Directors of the Company maintains the following committees:

     Audit and Compliance Committee. The Audit Committee of the Company consists of Messrs. Cleary, Spellman and Murphy. The purpose of the Audit and Compliance Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Committee is also responsible for supervising the Company's internal auditor and engaging the Company's independent auditor. The Audit and Compliance Committee met once in fiscal 2000.

     Compensation Committee. The Compensation Committee of the Company consists of Messrs. Cleary, McBride and Murphy. This Committee is responsible for all matters regarding compensation and fringe benefits. The Compensation Committee met two times in fiscal 2000.

     Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consisted of Messrs. Murphy, Cleary and Spellman. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934 (the "Exchange Act"). See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on April 20, 2000.

Directors' Compensation

     Directors' Fees. All Directors of the Bank are currently paid an annual retainer of $6,000 and receive a fee of $500 for each regularly scheduled monthly and special Board meeting attended. Members of the Executive Committee of the Bank additionally receive an annual retainer of $4,000 and a fee of $500 for each meeting attended. All directors of the Company are paid an annual retainer of $6,000.

     Consulting Agreement. Pursuant to the Bank's merger with Union Federal Savings Bank, Boston, Massachusetts, in February 1997, the Bank entered into a consulting agreement with Mr. Grace, who at the time of the merger was Union Federal's President and Chief Executive Officer. The agreement terminated on February 21, 2000. Under the agreement, Mr. Grace was paid $127,000 each year for consulting services he provided to the Bank. Mr. Grace is subject to a covenant not to compete, either directly or indirectly, with the Bank until February 21, 2001.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the other highest paid executive officers of Bay State Federal Savings Bank who received salary and bonus of $100,000 or more during the year ended March 31, 2000 ("Named Executive Officers").

                                                                                          Long-Term Compensation
                                                                                       ---------------------------
                                                              Annual Compensation                 Awards
                                                             -----------------------   ---------------------------
                                                                                       Restricted      Securities
                                                                                         Stock         Underlying     All Other
Name and                                       Fiscal        Salary          Bonus       Awards       Options/SARs  Compensation
Principal Positions                             Year         ($)(1)           ($)         ($)              (#)         ($)(2)
-------------------                            ------        ------         --------   ----------     ------------  -------------
John F. Murphy .........................        2000        $299,500        $ 70,000    $   --             --         $ 27,616
   President and Chief                          1999         273,848            --       500,702         63,381         32,790
   Executive Officer                            1998         241,223          60,000        --             --           45,755

Denise M. Renaghan .....................        2000        $199,000        $ 50,000    $   --             --         $ 23,690
   Executive Vice                               1999         167,848            --       375,527         47,536         27,867
   President and Chief                          1998         136,000          39,846        --             --           38,722
   Operating Officer

Michael O. Gilles(3)....................        2000        $140,000        $ 30,000    $   --             --         $ 22,305
   Senior Vice President and                    1999         144,137            --       168,232         12,676         22,863
   Chief Financial Officer

Philip R. McNulty(3) ...................        2000        $125,000        $ 25,000    $   --             --         $ 20,443
   Senior Vice President and                    1999          94,231          10,000      98,750         12,000           --
   Chief Lending Officer

----------
(1)  Includes directors' fees for Mr. Murphy and Ms. Renaghan.

(2) Includes matching contributions under the Bank's 401(a) Plan of $4,989, $4,686, $3,504 and $2,817 and ESOP allocations with a market value as of March 31, 2000 of $18,801, $18,801, $18,801 and $17,626 for Mr. Murphy, Ms.
     Renaghan, Mr. Gilles and Mr. McNulty, respectively. Also includes the value of split dollar life insurance policies, based upon an actuarial analysis, of $3,826 for Mr. Murphy and $203 for Ms. Renaghan for fiscal year 2000. Such life insurance policies provide that Mr. Murphy and Ms. Renaghan may receive a benefit, if any, equal to the difference between the cash surrender value of the policy and the premiums paid by the Bank.

(3) Messrs. Gilles and McNulty were hired on March 13, 1998 and June 17, 1998, respectively.

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of March 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

Option Value at Fiscal Year-End

                                  Number of Securities
                                  Underlying Unexercised                  Value of Unexercised
                                      Options/SARs                      in-the-money Options/SARs
                                 at Fiscal Year-End(#)(1)              at Fiscal Year-End($)(2)(3)
                             ---------------------------------        ------------------------------
Name                         Exercisable         Unexercisable        Exercisable      Unexercisable
----                         -----------         -------------        -----------      -------------
John F. Murphy ............     15,845               47,536              $ --              $ --
Denise M. Renaghan ........     11,884               35,652                --                --
Michael O. Gilles .........      3,169                9,507                --                --
Philip R. McNulty .........      3,000                9,000                --                --

----------
(1)  The options in this table have an exercise price of $19.75.

(2)  The price of the common stock on March 31, 2000 was $16.18.

(3) Based on the market value of the underlying common stock at fiscal year end, minus the exercise price.

     Employment Agreements. The Company and the Bank entered into employment agreements with Mr. Murphy and Ms. Renaghan (individually, the "Executive"). The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Mr. Murphy and Ms. Renaghan.

     Each of the Company employment agreements provide for a five-year term of employment that extends on a daily basis until either the Executive or the Company provides written notice of non-renewal, at which time the term of the agreement becomes a fixed five-year term. Each of the Bank employment agreements provide for a three-year term of employment that the Bank may extend on an annual basis following a performance evaluation of the Executive. Under the employment agreements, the base salary of the Executive is reviewed annually by the Board of Directors or a committee of the Board of Directors. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other certain employee fringe benefit programs applicable to executive personnel.

     Each of the agreements provide that the Company or Bank, as applicable, may terminate the Executive's employment for cause, as described in the respective agreements, at any time. In the event that either the Company or Bank terminates the Executive's employment for reasons other than for cause, or in the event the Executive resigns after specified circumstances that would constitute constructive  termination,  then  the  Executive  or,  in the  event  of  death,
Executive's beneficiary will receive an amount equal to the remaining compensation payments and benefits that would have been provided to the Executive during the remaining term of the agreement. Upon any such termination of the Executive, the Executive is subject to a one-year non-competition agreement.

     Under the agreements, upon involuntary termination or, under certain circumstances, voluntarily termination following a change in control of the Bank or the Company, the Executive or, in the event of the

Executive's death, Executive's beneficiary would receive a severance payment equal to the greater of (i) the payments and benefits due for the remaining term of the agreement or (ii) five (5) times (in the case of the Company agreement) or three (3) times (in the case of the Bank agreement) the Executive's annual compensation for the last taxable year. The Company or Bank would also continue the Executive's health and welfare benefits for sixty or thirty-six months, respectively. If a change in control occurs, the Executive will not receive duplicative payments or benefit coverage under the employment agreements.

     Change in Control Agreements. The Company and the Bank have entered into three-year change in control agreements with Mr. Gilles. The Bank has also entered into a two-year change in control agreement with Mr. McNulty. The Bank agreements are renewable annually and the Company agreement renews daily. The agreements provide that in the event of involuntary termination or, under certain circumstances, voluntary termination following a change in control of the Bank or the Company, the officer is entitled to receive a severance payment equal to two times or three times (as the case may be) the officer's average annual compensation for the five years preceding termination. The Bank or the Company would also continue and pay for the officer's life, health and disability coverage for 24 or 36 months (as the case may be) following termination. The Company will guarantee the payments to the officer under the Bank agreements if are not paid by the Bank.

     Retirement Plan. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan after 12 consecutive months of employment with the Bank and the attainment of age 21. Hourly-paid employees are excluded from participation in the Retirement Plan. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the average of the participant's highest three years of salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefit under the Retirement Plan. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 2000, Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty had 34, 26, 2 and 2 credited years of service, respectively.

     The following table indicates the annual retirement benefits that would be payable under the pension plan and the related benefit equalization plan (see below) upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $135,000 per year and annual compensation for calculation purposes is limited to $170,000 per year for the 2000 calendar year.

                                                Years of Service
Average Annual   ------------------------------------------------------------------------------
 Compensation        5            10            15            20             25           30+
-------------    --------      --------      --------      --------      --------      --------
   $ 75,000      $  7,500      $ 15,000      $ 22,500      $ 30,000      $ 37,500      $ 45,000
    100,000        10,000        20,000        30,000        40,000        50,000        60,000
    125,000        12,500        25,000        37,500        50,000        62,500        75,000
    150,000        15,000        30,000        45,000        60,000        75,000        90,000
    175,000        17,500        35,000        52,500        70,000        87,500       105,000
    200,000        20,000        40,000        60,000        80,000       100,000       120,000
    250,000        25,000        50,000        75,000       100,000       125,000       150,000
    300,000        30,000        60,000        90,000       120,000       150,000       180,000
    350,000        35,000        70,000       105,000       140,000       175,000       210,000
    400,000        40,000        80,000       120,000       160,000       200,000       240,000
    450,000        45,000        90,000       135,000       180,000       225,000       270,000

     Supplemental Executive Retirement Plan. Bay State Federal maintains a program which provides for supplemental benefits to designated individuals who retire, who terminate employment in connection with a change in control, or whose participation in the employee stock ownership plan ends due to termination of the employee stock ownership plan (regardless of whether the individual terminates employment) prior to the complete scheduled repayment of the employee stock ownership plan loan. Generally, the supplemental executive retirement plan will provide the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he remained employed throughout the scheduled term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of such individual. Benefits vest equally over a five-year period beginning on the date of participation. The vested portion of the benefits are payable upon the termination of the participant's service (other than for cause). A separate trust may be established to hold assets of the Bank for the purpose of paying the benefits accrued under the supplemental executive retirement plan or the Bank may hold assets for such payments through a common trust established for the benefit equalization plan discussed below. At March 31, 2000, Mr. Murphy and Ms. Renaghan participated in the program.

     Benefit Equalization Plan. The Bank maintains a retirement benefit equalization plan to provide selected employees with retirement benefits which would have been payable but for limitations imposed by the Internal Revenue Code on the amount of benefits accrued or allocated under tax-qualified plans.

     A participant's benefit under this plan generally equals the benefits that would have accrued or been allocated under the tax-qualified plans, but for the limitations imposed by the Internal Revenue Code. The benefits available under the benefit equalization plan are reduced by the benefits actually accrued or allocated under such plans. The Bank has established a grantor trust (also known as a rabbi trust) to hold assets of the Bank for the purpose of paying benefits under the benefit equalization plan, provided that, in the event of the insolvency of the Bank, the assets of the trust are subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of common stock to be used to satisfy the obligations of the Bank for the payment of benefits under the benefit equalization plan.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services to the Company without additional compensation, the Bank's Compensation Committee evaluates the performance of each Named Executive Officer and other senior officers of the Company and the Bank and determines the compensation of all executives. While the President and Chief Executive Officer is a member of the Compensation Committee, he recuses himself from any discussion or voting regarding his level of compensation.

     Compensation Policies. The Company's executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of two main elements, base salary and a bonus, which comprise annual compensation. In addition, executive officers participate in other benefit plans available to all employees, including the retirement plan, thrift plan and Bay State ESOP, the stock-based benefit plans and, if designated by the board of directors, certain other executive compensation arrangements.

     The salary and bonus levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England region of the United States. Although the Compensation Committee does not use any specific formula, salary increases and annual bonus determinations are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer. The Compensation Committee also seeks the input of the President and Chief Executive Officer with regard to the performance evaluation of other executive officers.

     Stock-Based Compensation. In addition to salary and bonuses, executive officers participate in the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan. Each of the executive officers was granted stock options and restricted stock awards under the plan in 1998, which vest over a five-year period. The Compensation Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders as the value of this component of compensation increases as the common stock of the Company appreciates in value.

     Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2000, Mr. Murphy's base salary totalled $275,000, which represented a $25,000 increase from the previous fiscal year. In addition, he received a bonus of $70,000 for Fiscal 2000. The Compensation Committee utilizes the similar survey data for the Chief Executive Officer that it utilizes for its other executive officers in reaching a determination for any salary increases or bonus for the CEO. The Compensation Committee believes that Mr. Murphy's compensation is appropriate based upon the Bank's compensation policy, Mr. Murphy's performance in managing the Company, the Company's performance during the fiscal year and after a comparison of peer institutions.

                             Compensation Committee

                                Robert T. Cleary
                               Richard F. McBride
                                 John F. Murphy

     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank. With the exception of Mr. Murphy, who serves as President and Chief Executive Officer of the Company and the Bank, none of the members of the Company's Compensation Committee is an officer or employee of the Company.

--------------------------------------------------------------------------------

                             STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Composite Index and with the SNL American Stock Exchange Thrift Index. The graph assumes that $100 was invested at the close of business on March 30, 1998, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.


                                    [GRAPH]

 [THE FOLLOWING TABLE IS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Total Return Performance

                                                               Period Ending
                                      ----------------------------------------------------------------
Index                                 3/30/98        9/30/98      3/31/99       9/30/99        3/31/00
------------------------------------------------------------------------------------------------------
Bay State Bancorp, Inc..........      $100.00          75.74        69.95         66.92          58.20
The AMEX Composite Index........       100.00          84.32        96.45        107.03         136.47
SNL AMEX Thrift Index...........       100.00          73.18        72.23         72.42          63.99

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2000.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank's current policy allows the Bank to make loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. At March 31, 2000, the Bank had 14 loans outstanding to executive officers and directors totalling $6.0 million. With the exception of loans to Messrs. Cleary and Murphy, which are secured by mortgage liens on their primary residences and, at March 31, 2000, had balances of $478,000 and $349,000, respectively, all other of the Bank's loans to executive officers and Directors had balances of less than $60,000 as of March 31, 2000 or were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present unfavorable features. Although the mortgage loans to Messrs. Cleary and Murphy were made prior to the enactment of the Financial Institutions Reform, Recovery and Enforcement Act and do not involve more than the normal risk of collectibility or present unfavorable features, such loans were made with interest rates which were below the interest rates otherwise available to the Bank's customers at the time such loans were made.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

     The Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be its auditors for the 2001 fiscal year, subject to the ratification by stockholders. A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

     The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on May 30, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-K for the fiscal year ended March 31, 2000, as filed with the SEC will be furnished without charge to stockholders as of the close of business on May 30, 2000 upon written request to Jill W. Lacy, Corporate Secretary, Bay State Bancorp, Inc., 1299 Beacon Street, Brookline, Massachusetts 02446.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than February 16, 2001. If such Annual Meeting is held on a date more than 30 calendar days from July 27, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting;

provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2001 Annual Meeting of Stockholders, the Company would have to receive notice of such business no later than April 28, 2001 assuming the 2001 Annual Meeting is held on July 27, 2001 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ JILL W. LACY
                                              Jill W. Lacy
                                              Corporate Secretary


Brookline, Massachusetts
June 16, 2000

                                 REVOCABLE PROXY
                             BAY STATE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 27, 2000
                             2:00 p.m. Eastern Time

                            ------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Bay State Bancorp, Inc. (the "Company"), consisting of the full board of directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on July 27, 2000, at 2:00 p.m. local time, at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

     Richard F. McBride, Denise M. Renaghan

                                                       FOR ALL
     FOR                  VOTE WITHHELD                 EXCEPT
     ---                  -------------                 ------

     |_|                       |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of Bay State Bancorp, Inc. for the fiscal year ending March 31, 2001.

     FOR                  VOTE WITHHELD                ABSTAIN
     ---                  -------------                -------

     |_|                       |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


                                             Dated:___________________________


                                             --------------------------------
                                             SIGNATURE OF SHAREHOLDER


                                             --------------------------------
                                             SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 16, 2000 and an Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                             ----------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.